Exhibit 4.5

FIRST SUPPLEMENTAL INDENTURE

Dated as of October 1, 2010

THIS FIRST SUPPLEMENTAL INDENTURE to the Indenture referred to below is dated as of October 1, 2010 (herein sometimes called “this Supplemental Indenture”) between AMEREN ILLINOIS COMPANY (formerly named Central Illinois Public Service Company), an Illinois corporation (herein sometimes called the “Company” and sometimes called “CIPS” before the Merger, as defined below), and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., (formerly The Bank of New York Trust Company, N.A.) (the “Trustee”).

Illinois Power Company (“IP”) and the Trustee executed an Indenture, dated as of June 1, 2006 (the “Original Indenture” and as amended and supplemented, the “Indenture”), providing, among other things, for the issuance from time to time of IP’s Notes.

$75,000,000 aggregate principal amount of IP’s 6.25% Senior Secured Notes due 2016 were authenticated and delivered pursuant to the Company Order dated June 14, 2006 and remain outstanding as of the date hereof.

$250,000,000 aggregate principal amount of IP’s 6.125% Senior Notes due 2017 were authenticated and delivered pursuant to the Company Order dated November 20, 2007 and remain outstanding as of the date hereof.

$337,000,000 aggregate principal amount of IP’s 6.25% Senior Notes due 2018 were authenticated and delivered pursuant to the Company Order dated April 8, 2008 and remain outstanding as of the date hereof.

$400,000,000 aggregate principal amount of IP’s 9.75% Senior Notes due 2018 were authenticated and delivered pursuant to the Company Order dated October 23, 2008 and remain outstanding as of the date hereof.

As of the date hereof, pursuant to the Agreement and Plan of Merger dated as of April 13, 2010 among CIPS, IP and Central Illinois Light Company (“CILCO”), IP and CILCO were merged into the Company (herein sometimes called the “Merger”) whereby the Company is the surviving corporation.

The Company, as required by Section 12.01 of the Indenture, (a) is a corporation organized and existing under the laws of a state of the United States of America, i.e. Illinois, (b) hereby expressly assumes the due and punctual payment of the principal of and premium and interest on all of the Notes and the performance of every covenant of the Indenture on the part of IP to be performed or observed, (c) has expressly assumed, by an indenture supplemental to the Mortgage, executed and delivered to the Mortgage Trustee, the due and punctual payment of the principal of and premium and interest on all of the Senior Note Mortgage Bonds and the performance of every covenant of the Mortgage on the part of IP to be performed or observed, and (d) has delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel each stating that the Merger and this Supplemental Indenture comply with Article XII of the Indenture and that all conditions precedent therein provided for have been complied with.

Pursuant to Section 13.01 of the Indenture, the Company, when authorized by Board Resolution, and the Trustee may enter into an indenture supplemental to the Indenture for one or more of the purposes set forth in such Section 13.01 without the consent of the Holders of any of the Notes at the time outstanding, including to evidence the succession of the Company to IP as permitted under the Indenture and the assumption by the Company of the covenants of IP in the Indenture and in the Notes.

Pursuant to Article II of the Indenture, the Company wishes to create and issue three series of Notes to The Bank of New York Mellon Trust Company, N.A., as trustee (the “CIPS Trustee”, which term shall include predecessor trustees) under the Indenture dated as of December 1, 1998, between CIPS and the CIPS Trustee, as amended and supplemented (the “CIPS Indenture”) to secure certain notes outstanding under the CIPS Indenture.

The Company has directed the Trustee to execute and deliver this Supplemental Indenture in accordance with the terms of the Indenture.

All things necessary to make this Supplemental Indenture the legal, valid and binding obligation of the Company have been done.

In consideration of the foregoing premises, the parties mutually agree as follows for the benefit of each other and for the equal and ratable benefit of the Holders of the Notes:

ARTICLE I

DEFINITIONS

Section 1.1 Definitions. Except as otherwise defined herein, capitalized terms defined in the Indenture are used herein as therein defined.

ARTICLE II

AMENDMENTS TO INDENTURE

Section 2.1 Assumption by Company. As of the date hereof, pursuant to Sections 12.01 and 13.01(a)(4) of the Indenture, the Company hereby expressly assumes the due and punctual payment of the principal of and premium and interest on all of the Notes and the performance of every covenant of the Indenture on the part of IP to be performed or observed.

Section 2.2 Company Substituted. On and after the date hereof, pursuant to Sections 12.02 and 13.01(a)(4) of the Indenture, the Company shall succeed to, and be substituted for and may exercise every right and power of, IP under the Indenture with the same effect as if the Company had been named as the Company in the Indenture.

Section 2.3 Receipt by Trustee. In accordance with Section 13.05 of the Indenture, the parties acknowledge that the Trustee has received an Officers’ Certificate and an Opinion of Counsel as conclusive evidence that this Supplemental Indenture complies with the requirements of Article XIII of the Indenture.

ARTICLE III

DESCRIPTION OF THE SERIES CIPS-AA NOTES

Section 3.1 The Company hereby creates a new series of Notes to be known as “Senior Notes Series CIPS-AA” (the “Series CIPS-AA Notes”). The Series CIPS-AA Notes shall be executed, authenticated and delivered in accordance with the provisions of, and shall in all respects be subject to, all of the terms, conditions and covenants of the Indenture, as supplemented and modified. The Series CIPS-AA Notes shall be issued in the name of the CIPS Trustee under the CIPS Indenture to secure any and all of the Company’s obligations under the Company’s 6.125% Senior Notes due 2028 (the “2028 Notes”) and any other series of senior notes from time to time outstanding under the CIPS Indenture.

The Series CIPS-AA Notes shall be dated as provided in Section 2.04 of the Indenture. The Series CIPS-AA Notes shall mature on December 15, 2028, shall accrue interest from the dates set forth in the 2028 Notes and shall bear interest at the same rate of interest as the 2028 Notes. Interest on the Series CIPS-AA Notes is payable on the same dates as interest on the 2028 Notes is paid, until the principal sum is paid in full.

Upon any payment of the principal of, premium, if any, and interest on, all or any portion of the 2028 Notes, whether at maturity or prior to maturity by redemption or otherwise or upon provision for the payment thereof having been made in accordance with Section 5.01(a) of the CIPS Indenture, the Series CIPS-AA Notes in a principal amount equal to the principal amount of such 2028 Notes shall, to the extent of such payment of principal, premium, if any, and interest, be deemed paid and the obligation of the Company thereunder to make such payment shall be discharged to such extent and, in the case of the payment of principal (and premium, if any), such Series CIPS-AA Notes shall be surrendered to the Company for cancellation as provided in Section 16.08 of the CIPS Indenture. The Trustee may at any time and all times conclusively assume that the obligation of the Company to make payments with respect to the principal of, premium, if any, and interest on the 2028 Notes, so far as such payments at the time have become due, has been fully satisfied and discharged pursuant to the foregoing sentence unless and until the Trustee shall have received a written notice from the CIPS Trustee signed by one of its officers stating (i) the timely payment of principal, or premium, if any, or interest on, the 2028 Notes has not been made, (ii) that the Company is in arrears as to the payments required to be made by it to the CIPS Trustee pursuant to the CIPS Indenture, and (iii) the amount of the arrearage.

Section 3.2 The Series CIPS-AA Notes and the Trustee’s Certificate of Authentication shall be substantially in the following forms respectively:

[FORM OF FACE OF NOTE]

NOTWITHSTANDING ANY PROVISIONS HEREOF OR IN THE INDENTURE THIS NOTE IS NOT ASSIGNABLE OR TRANSFERABLE EXCEPT AS PERMITTED BY SECTION 16.04 OF THE INDENTURE DATED AS OF DECEMBER 1, 1998, AS AMENDED AND SUPPLEMENTED, BETWEEN CENTRAL ILLINOIS PUBLIC SERVICE COMPANY (NOW AMEREN ILLINOIS COMPANY) AND THE BANK OF NEW YORK (SUCCEEDED BY THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.), AS TRUSTEE

AMEREN ILLINOIS COMPANY

(Incorporated under the laws of the State of Illinois)

Illinois Commerce Commission

Identification No.: Ill. C.C.

SENIOR NOTE SERIES CIPS-AA

No.	$60,000,000

AMEREN ILLINOIS COMPANY, a corporation organized and existing under the laws of the State of Illinois (the “Company”), which term shall include any successor corporation within the meaning of the Indenture hereinafter referred to, for value received, hereby promises to pay to The Bank of New York Mellon Trust Company, N.A., as trustee (the “CIPS Trustee”) under the Indenture dated as of December 1, 1998 (as amended and supplemented, the “CIPS Indenture”), relating to the Company’s 6.125% Senior Notes due 2028 (the “2028 Notes”) in the aggregate principal amount of $60,000,000, between the Company and the CIPS Trustee, or registered assigns, the principal sum of $60,000,000 on December 15, 2028, in any coin or currency of the United States of America, which at the time of payment is legal tender for public and private debts, and to pay interest thereon in like coin or currency from the date of issuance (and thereafter from the dates set forth in the 2028 Notes), and at the same rate of interest as the 2028 Notes. Interest on overdue principal, premium, if any, and, to the extent permitted by law, on overdue interest, shall be payable at the interest rate payable on the 2028 Notes. Interest on this Note is payable on the same dates as interest on the 2028 Notes is paid, until the principal sum of this Note is paid in full. Pursuant to Article XVI of the CIPS Indenture, this Note is issued to the CIPS Trustee to secure any and all obligations of the Company under the 2028 Notes and any other series of senior notes from time to time outstanding under the CIPS Indenture. Payment of principal of, or premium, if any, or interest on, the 2028 Notes shall constitute payments on this Note as further provided herein and in the Supplemental Indenture of October 1, 2010 (as hereinafter defined) pursuant to which this Note has been issued. Both the principal of, premium, if any, and the interest on, this Note are payable at the office of the CIPS Trustee.

Upon any payment of the principal of, premium, if any, and interest on, all or any portion of the 2028 Notes, whether at maturity or prior to maturity by redemption or otherwise or upon provision for the payment thereof having been made in accordance with Section 5.01(a) of the CIPS Indenture, a principal amount of this Note equal to the principal amount of such 2028 Notes shall, to the extent of such payment of principal, premium, if any, and interest, be deemed paid and the obligation of the Company thereunder to make such payment shall be discharged to such extent and, in the case of the payment of principal (and premium, if any), such Notes shall be surrendered to the Company for cancellation as provided in Section 16.08 of the CIPS Indenture. The Trustee (as hereinafter defined) may at any time and all times conclusively assume that the obligation of the Company to make payments with respect to the principal of, premium, if any, and interest on, the 2028 Notes, so far as such payments at the time have become due, has been fully satisfied and discharged pursuant to the foregoing sentence unless and until the Trustee shall have received a written notice from the CIPS Trustee signed by one of its officers stating (i) that timely payment of principal of, premium, if any, or interest on, the 2028 Notes has not been made, (ii) that the Company is in arrears as to the payments required to be made by it to the CIPS Trustee pursuant to the CIPS Indenture, and (iii) the amount of the arrearage.

For purposes of Section 16.09 of the CIPS Indenture, this Note shall be deemed to be the “Related Series of IP Senior Notes” in respect of the 2028 Notes.

This Note shall not be entitled to any benefit under the Indenture or any indenture supplemental thereto, or become valid or obligatory for any purpose, until the form of certificate endorsed hereon shall have been signed by or on behalf of The Bank of New York Mellon Trust Company, N.A. as the trustee under the Indenture, or a successor trustee thereto under the Indenture (the “Trustee”).

The provisions of this Note are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

IN WITNESS WHEREOF, Ameren Illinois Company has caused this instrument to be duly executed.

AMEREN ILLINOIS COMPANY

By:
Name:
Title:

ATTEST:

By:
Name:
Title:

[FORM OF TRUSTEE’S CERTIFICATE OF AUTHENTICATION]

This Note is one of the Notes of the series herein designated, described or provided for in the within-mentioned Indenture and the Supplemental Indenture dated as of October 1, 2010.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

as Trustee,

By:

AUTHORIZED SIGNATORY

Dated:

[FORM OF REVERSE OF NOTE]

This Note is one of a duly authorized issue of notes issued and to be issued under an Indenture dated as of June 1, 2006 between the Illinois Power Company (now the Company) and The Bank of New York Mellon Trust Company N.A. (the “Trustee”, which term includes any successor Trustee under the Indenture) and all indentures supplemental thereto (collectively, the “Indenture”). This Note is one of a series designated as the Series CIPS-AA Notes of the Company, unlimited in aggregate principal amount, issued under and secured by the Indenture and described in the Supplemental Indenture dated as of October 1, 2010 (the “Supplemental Indenture of October 1, 2010” ), between the Company and the Trustee, supplemental to the Indenture. Under the Indenture, one or more series of notes may be issued and, as used herein, the term “Notes” refers to the Notes of this series. Reference is hereby made to the Indenture for a more complete statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Noteholders and of the terms upon which the Notes are and are to be authenticated and delivered.

The Notes will be secured by mortgage bonds (the “Senior Note Mortgage Bonds”) delivered by the Company to the Trustee for the benefit of the Holders of the Notes, issued under the General Mortgage Indenture and Deed of Trust, dated as of November 1, 1992 between the Illinois Power Company (now the Company) and The Bank of New York Mellon Trust Company, N.A., as successor trustee (the “Mortgage Trustee”), as supplemented and modified (collectively, the “Mortgage”). Reference is made to the Mortgage and the Indenture for a description of the rights of the Trustee as holder of the Senior Note Mortgage Bonds, the property mortgaged and pledged, the nature and extent of the security and the rights of the holders of mortgage bonds, under the Mortgage and the rights of the Company and of the Mortgage Trustee in respect thereof, the duties and immunities of the Mortgage Trustee and the terms and conditions upon which the Senior Note Mortgage Bonds are secured and the circumstances under which additional mortgage bonds may be issued.

This Series CIPS-AA Note is subject to redemption in accordance with the terms of the Supplemental Indenture of October 1, 2010.

This Note shall be governed by, and construed in accordance with, the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of said State without regard to conflicts of law principles thereof.

In case an Event of Default, as defined in the Indenture, shall occur, the principal of all Notes at any such time outstanding under the Indenture may be declared or may become due and payable, upon the conditions and in the manner and with the effect provided in the Indenture. The Indenture provides that such declaration may be rescinded under certain circumstances.

ARTICLE IV

REDEMPTION

Section 4.1 The Series CIPS-AA Notes are not redeemable except on the date, in the principal amount and for the redemption price that correspond to the redemption date for, the principal amount to be redeemed of, and the redemption price for, the 2028 Notes, and except as set forth in Section 2 of this Article.

In the event that the Company redeems any 2028 Notes prior to maturity in accordance with the provisions of the CIPS Indenture, the CIPS Trustee shall on the same date deliver to the Company the Series CIPS-AA Notes in principal amount corresponding to the 2028 Notes so redeemed, as provided in Section 16.08 of the CIPS Indenture. The Company agrees to give the Trustee notice of any such redemption of the 2028 Notes on or before the date fixed for any such redemption.

Section 4.2 Upon the occurrence of an Event of Default under the CIPS Indenture (as defined therein) and the acceleration of the 2028 Notes, the Series CIPS-AA Notes shall be redeemable in whole upon receipt by the Trustee (with a copy to the Company) of a written demand (hereinafter called a “2028 Redemption Demand”) from the CIPS Trustee stating that there has occurred under the CIPS Indenture both an Event of Default and a declaration of acceleration of payment of principal, accrued interest and premium, if any, on the 2028 Notes specifying the last date to which interest on such 2028 Notes has been paid (such date being hereinafter referred to as the “2028 Initial Interest Accrual Date”) and demanding redemption of the Series CIPS-AA Notes. The Company waives any right it may have to prior notice of such redemption under the Indenture. Upon surrender of the Series CIPS-AA Notes by the CIPS Trustee to the Trustee, the Series CIPS-AA Notes shall be redeemed at a redemption price equal to the principal amount thereof plus accrued interest thereon from the 2028 Initial Interest Accrual Date to the redemption date; provided, however, that in the event of a rescission or annulment of acceleration of the 2028 Notes pursuant to the last paragraph of Section 8.01(a) of the CIPS Indenture, then any 2028 Redemption Demand shall thereby be deemed to be rescinded by the CIPS Trustee although no such rescission or annulment shall extend to or affect any subsequent default or impair any right consequent thereon.

ARTICLE V

ISSUE OF THE SERIES CIPS-AA NOTES

Section 5.1 The Company hereby exercises the right to obtain the authentication of $60,000,000 principal amount of additional Notes pursuant to the terms of Section 2.05 of the Indenture, all of which shall be Series CIPS-AA Notes. The principal amount of the Series CIPS-AA Notes outstanding from time to time shall always be equal to the principal amount of the 2028 Notes which are outstanding from time to time under the CIPS Indenture and to the extent the CIPS Trustee holds Series CIPS-AA Notes in excess of such principal amount, such Series CIPS-AA Notes shall be deemed cancelled and retired and no longer outstanding under the Indenture.

Section 5.2 For purposes of Section 16.09 of the CIPS Indenture, the Series CIPS-AA Notes shall be deemed to be the “Related Series of IP Senior Notes” in respect of the 2028 Notes.

ARTICLE VI

DESCRIPTION OF THE SERIES CIPS-BB NOTES

Section 6.1 The Company hereby creates a new series of Bonds to be known as “Senior Notes Series CIPS-BB” (the “Series CIPS-BB Notes”). The Series CIPS-BB Notes shall be executed, authenticated and delivered in accordance with the provisions of, and shall in all respects be subject to, all of the terms, conditions and covenants of the Indenture, as supplemented and modified. The Series CIPS-BB Notes shall be issued in the name of the CIPS Trustee under the CIPS Indenture to secure any and all of the Company’s obligations under the Company’s 6.625% Senior Notes due 2011 (the “2011 Notes”) and any other series of senior notes from time to time outstanding under the CIPS Indenture.

The Series CIPS-BB Notes shall be dated as provided in Section 2.04 of the Indenture. The Series CIPS-BB Notes shall mature on June 15, 2011, shall accrue interest from the dates set forth in the 2011 Notes and shall bear interest at the same rate of interest as the 2011 Notes. Interest on the Series CIPS-BB Notes is payable on the same dates as interest on the 2011 Notes is paid, until the principal sum is paid in full.

Upon any payment of the principal of, premium, if any, and interest on, all or any portion of the 2011 Notes, whether at maturity or prior to maturity by redemption or otherwise or upon provision for the payment thereof having been made in accordance with Section 5.01(a) of the CIPS Indenture, the Series CIPS-BB Notes in a principal amount equal to the principal amount of such 2011 Notes shall, to the extent of such payment of principal, premium, if any, and interest, be deemed paid and the obligation of the Company thereunder to make such payment shall be discharged to such extent and, in the case of the payment of principal (and premium, if any), such Series CIPS-BB Notes shall be surrendered to the Company for cancellation as provided in Section 16.08 of the CIPS Indenture. The Trustee may at any time and all times conclusively assume that the obligation of the Company to make payments with respect to the principal of, premium, if any, and interest on the 2011 Notes, so far as such payments at the time have become due, has been fully satisfied and discharged pursuant to the foregoing sentence unless and until the Trustee shall have received a written notice from the CIPS Trustee signed by one of its officers stating (i) the timely payment of principal, or premium, if any, or interest on, the 2011 Notes has not been made, (ii) that the Company is in arrears as to the payments required to be made by it to the CIPS Trustee pursuant to the CIPS Indenture, and (iii) the amount of the arrearage.

Section 6.2 The Series CIPS-BB Notes and the Trustee’s Certificate of Authentication shall be substantially in the following forms respectively:

[FORM OF FACE OF NOTE]

NOTWITHSTANDING ANY PROVISIONS HEREOF OR IN THE INDENTURE THIS NOTE IS NOT ASSIGNABLE OR TRANSFERABLE EXCEPT AS PERMITTED BY SECTION 16.04 OF THE INDENTURE DATED AS OF DECEMBER 1, 1998, AS AMENDED AND SUPPLEMENTED, BETWEEN CENTRAL ILLINOIS PUBLIC SERVICE COMPANY (NOW AMEREN ILLINOIS COMPANY) AND THE BANK OF NEW YORK (SUCCEEDED BY THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.), AS TRUSTEE

AMEREN ILLINOIS COMPANY

(Incorporated under the laws of the State of Illinois)

Illinois Commerce Commission

Identification No.: Ill. C.C.

SENIOR NOTE SERIES CIPS-BB

No.	$150,000,000

AMEREN ILLINOIS COMPANY, a corporation organized and existing under the laws of the State of Illinois (the “Company”), which term shall include any successor corporation within the meaning of the Indenture hereinafter referred to, for value received, hereby promises to pay to The Bank of New York Mellon Trust Company, N.A., as trustee (the “CIPS Trustee”) under the Indenture dated as of December 1, 1998 (as amended and supplemented, the “CIPS Indenture”), relating to the Company’s 6.625% Senior Notes due 2011 (the “2011 Notes”) in the aggregate principal amount of $150,000,000, between the Company and the CIPS Trustee, or registered assigns, the principal sum of $150,000,000 on June 15, 2011, in any coin or currency of the United States of America, which at the time of payment is legal tender for public and private debts, and to pay interest thereon in like coin or currency from the date of issuance (and thereafter from the dates set forth in the 2011 Notes), and at the same rate of interest as the 2011 Notes. Interest on overdue principal, premium, if any, and, to the extent permitted by law, on overdue interest, shall be payable at the interest rate payable on the 2011 Notes. Interest on this Note is payable on the same dates as interest on the 2011 Notes is paid, until the principal sum of this Note is paid in full. Pursuant to Article XVI of the CIPS Indenture, this Note is issued to the CIPS Trustee to secure any and all obligations of the Company under the 2011 Notes and any other series of senior notes from time to time outstanding under the CIPS Indenture. Payment of principal of, or premium, if any, or interest on, the 2011 Notes shall constitute payments on this Note as further provided herein and in the Supplemental Indenture of October 1, 2010 (as hereinafter defined) pursuant to which this Note has been issued. Both the principal of, premium, if any, and the interest on, this Note are payable at the office of the CIPS Trustee.

Upon any payment of the principal of, premium, if any, and interest on, all or any portion of the 2011 Notes, whether at maturity or prior to maturity by redemption or otherwise or upon provision for the payment thereof having been made in accordance with Section 5.01(a) of the CIPS Indenture, a principal amount of this Note equal to the principal amount of such 2011 Notes shall, to the extent of such payment of principal, premium, if any, and interest, be deemed paid and the obligation of the Company thereunder to make such payment shall be discharged to such extent and, in the case of the payment of principal (and premium, if any), such Notes shall be surrendered to the Company for cancellation as provided in Section 16.08 of the CIPS Indenture. The Trustee (as hereinafter defined) may at any time and all times conclusively assume that the obligation of the Company to make payments with respect to the principal of, premium, if any, and interest on, the 2011 Notes, so far as such payments at the time have become due, has been fully satisfied and discharged pursuant to the foregoing sentence unless and until the Trustee shall have received a written notice from the CIPS Trustee signed by one of its officers stating (i) that timely payment of principal of, premium, if any, or interest on, the 2011 Notes has not been made, (ii) that the Company is in arrears as to the payments required to be made by it to the CIPS Trustee pursuant to the CIPS Indenture, and (iii) the amount of the arrearage.

For purposes of Section 16.09 of the CIPS Indenture, this Note shall be deemed to be the “Related Series of IP Senior Notes” in respect of the 2011 Notes.

This Note shall not be entitled to any benefit under the Indenture or any indenture supplemental thereto, or become valid or obligatory for any purpose, until the form of certificate endorsed hereon shall have been signed by or on behalf of The Bank of New York Mellon Trust Company, N.A. as the trustee under the Indenture, or a successor trustee thereto under the Indenture (the “Trustee”).

The provisions of this Note are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

IN WITNESS WHEREOF, Ameren Illinois Company has caused this instrument to be duly executed.

AMEREN ILLINOIS COMPANY

By:
Name:
Title:

ATTEST:

By:
Name:
Title:

[FORM OF TRUSTEE’S CERTIFICATE OF AUTHENTICATION]

This Note is one of the Notes of the series herein designated, described or provided for in the within-mentioned Indenture and the Supplemental Indenture dated as of October 1, 2010.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

as Trustee,

By:

AUTHORIZED SIGNATORY

Dated:

[FORM OF REVERSE OF NOTE]

This Note is one of a duly authorized issue of notes issued and to be issued under an Indenture dated as of June 1, 2006 between the Illinois Power Company (now the Company) and The Bank of New York Mellon Trust Company N.A. (the “Trustee”, which term includes any successor Trustee under the Indenture) and all indentures supplemental thereto (collectively, the “Indenture”). This Note is one of a series designated as the Series CIPS-BB Notes of the Company, unlimited in aggregate principal amount, issued under and secured by the Indenture and described in the Supplemental Indenture dated as of October 1, 2010 (the “Supplemental Indenture of October 1, 2010” ), between the Company and the Trustee, supplemental to the Indenture. Under the Indenture, one or more series of notes may be issued and, as used herein, the term “Notes” refers to the Notes of this series. Reference is hereby made to the Indenture for a more complete statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Noteholders and of the terms upon which the Notes are and are to be authenticated and delivered.

The Notes will be secured by mortgage bonds (the “Senior Note Mortgage Bonds”) delivered by the Company to the Trustee for the benefit of the Holders of the Notes, issued under the General Mortgage Indenture and Deed of Trust, dated as of November 1, 1992 between the Illinois Power Company (now the Company) and The Bank of New York Mellon Trust Company, N.A., as successor trustee (the “Mortgage Trustee”), as supplemented and modified (collectively, the “Mortgage”). Reference is made to the Mortgage and the Indenture for a description of the rights of the Trustee as holder of the Senior Note Mortgage Bonds, the property mortgaged and pledged, the nature and extent of the security and the rights of the holders of mortgage bonds, under the Mortgage and the rights of the Company and of the Mortgage Trustee in respect thereof, the duties and immunities of the Mortgage Trustee and the terms and conditions upon which the Senior Note Mortgage Bonds are secured and the circumstances under which additional mortgage bonds may be issued.

This Series CIPS-BB Note is subject to redemption in accordance with the terms of the Supplemental Indenture of October 1, 2010.

This Note shall be governed by, and construed in accordance with, the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of said State without regard to conflicts of law principles thereof.

In case an Event of Default, as defined in the Indenture, shall occur, the principal of all Notes at any such time outstanding under the Indenture may be declared or may become due and payable, upon the conditions and in the manner and with the effect provided in the Indenture. The Indenture provides that such declaration may be rescinded under certain circumstances.

ARTICLE VII

REDEMPTION

Section 7.1 The Series CIPS-BB Notes are not redeemable except on the date, in the principal amount and for the redemption price that correspond to the redemption date for, the principal amount to be redeemed of, and the redemption price for, the 2011 Notes, and except as set forth in Section 2 of this Article.

In the event that the Company redeems any 2011 Notes prior to maturity in accordance with the provisions of the CIPS Indenture, the CIPS Trustee shall on the same date deliver to the Company the Series CIPS-BB Notes in principal amount corresponding to the 2011 Notes so redeemed, as provided in Section 16.08 of the CIPS Indenture. The Company agrees to give the Trustee notice of any such redemption of the 2011 Notes on or before the date fixed for any such redemption.

Section 7.2 Upon the occurrence of an Event of Default under the CIPS Indenture (as defined therein) and the acceleration of the 2011 Notes, the Series CIPS-BB Notes shall be redeemable in whole upon receipt by the Trustee (with a copy to the Company) of a written demand (hereinafter called a “2011 Redemption Demand”) from the CIPS Trustee stating that there has occurred under the CIPS Indenture both an Event of Default and a declaration of acceleration of payment of principal, accrued interest and premium, if any, on the 2011 Notes specifying the last date to which interest on such 2011 Notes has been paid (such date being hereinafter referred to as the “2011 Initial Interest Accrual Date”) and demanding redemption of the Series CIPS-BB Notes. The Company waives any right it may have to prior notice of such redemption under the Indenture. Upon surrender of the Series CIPS-BB Notes by the CIPS Trustee to the Trustee, the Series CIPS-BB Notes shall be redeemed at a redemption price equal to the principal amount thereof plus accrued interest thereon from the 2011 Initial Interest Accrual Date to the redemption date; provided, however, that in the event of a rescission or annulment of acceleration of the 2011 Notes pursuant to the last paragraph of Section 8.01(a) of the CIPS Indenture, then any 2011 Redemption Demand shall thereby be deemed to be rescinded by the CIPS Trustee although no such rescission or annulment shall extend to or affect any subsequent default or impair any right consequent thereon.

ARTICLE VIII

ISSUE OF THE SERIES CIPS-BB NOTES

Section 8.1 The Company hereby exercises the right to obtain the authentication of $150,000,000 principal amount of additional Notes pursuant to the terms of Section 2.05 of the Indenture, all of which shall be Series CIPS-BB Notes. The principal amount of the Series CIPS-BB Notes outstanding from time to time shall always be equal to the principal amount of the 2011 Notes which are outstanding from time to time under the CIPS Indenture and to the extent the CIPS Trustee holds Series CIPS-BB Notes in excess of such principal amount, such Series CIPS-BB Notes shall be deemed cancelled and retired and no longer outstanding under the Indenture.

Section 8.2 For purposes of Section 16.09 of the CIPS Indenture, the Series CIPS-BB Notes shall be deemed to be the “Related Series of IP Senior Notes” in respect of the 2011 Notes.

ARTICLE IX

DESCRIPTION OF THE SERIES CIPS-CC NOTES

Section 9.1 The Company hereby creates a new series of Notes to be known as “Senior Notes Series CIPS-CC” (the “Series CIPS-CC Notes”). The Series CIPS-CC Notes shall be executed, authenticated and delivered in accordance with the provisions of, and shall in all respects be subject to, all of the terms, conditions and covenants of the Indenture, as supplemented and modified. The Series CIPS-CC Notes shall be issued in the name of the CIPS Trustee under the CIPS Indenture to secure any and all of the Company’s obligations under the Company’s 6.70% Senior Notes due 2036 (the “2036 Notes”) and any other series of senior notes from time to time outstanding under the CIPS Indenture.

The Series CIPS-CC Notes shall be dated as provided in Section 2.05 of the Indenture. The Series CIPS-CC Notes shall mature on June 15, 2036, shall accrue interest from the dates set forth in the 2036 Notes and shall bear interest at the same rate of interest as the 2036 Notes. Interest on the Series CIPS-CC Notes is payable on the same dates as interest on the 2036 Notes is paid, until the principal sum is paid in full.

Upon any payment of the principal of, premium, if any, and interest on, all or any portion of the 2036 Notes, whether at maturity or prior to maturity by redemption or otherwise or upon provision for the payment thereof having been made in accordance with Section 5.01(a) of the CIPS Indenture, the Series CIPS-CC Notes in a principal amount equal to the principal amount of such 2036 Notes shall, to the extent of such payment of principal, premium, if any, and interest, be deemed paid and the obligation of the Company thereunder to make such payment shall be discharged to such extent and, in the case of the payment of principal (and premium, if any), such Series CIPS-CC Notes shall be surrendered to the Company for cancellation as provided in Section 16.08 of the CIPS Indenture. The Trustee may at any time and all times conclusively assume that the obligation of the Company to make payments with respect to the principal of, premium, if any, and interest on the 2036 Notes, so far as such payments at the time have become due, has been fully satisfied and discharged pursuant to the foregoing sentence unless and until the Trustee shall have received a written notice from the CIPS Trustee signed by one of its officers stating (i) the timely payment of principal, or premium, if any, or interest on, the 2036 Notes has not been made, (ii) that the Company is in arrears as to the payments required to be made by it to the CIPS Trustee pursuant to the CIPS Indenture, and (iii) the amount of the arrearage.

Section 9.2 The Series CIPS-CC Notes and the Trustee’s Certificate of Authentication shall be substantially in the following forms respectively:

[FORM OF FACE OF NOTE]

NOTWITHSTANDING ANY PROVISIONS HEREOF OR IN THE INDENTURE THIS NOTE IS NOT ASSIGNABLE OR TRANSFERABLE EXCEPT AS PERMITTED BY SECTION 16.04 OF THE INDENTURE DATED AS OF DECEMBER 1, 1998, AS AMENDED AND SUPPLEMENTED, BETWEEN CENTRAL ILLINOIS PUBLIC SERVICE COMPANY (NOW AMEREN ILLINOIS COMPANY) AND THE BANK OF NEW YORK (SUCCEEDED BY THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.), AS TRUSTEE

AMEREN ILLINOIS COMPANY

(Incorporated under the laws of the State of Illinois)

Illinois Commerce Commission

Identification No.: Ill. C.C.

SENIOR NOTE SERIES CIPS-CC

No.	$61,500,000

AMEREN ILLINOIS COMPANY, a corporation organized and existing under the laws of the State of Illinois (the “Company”), which term shall include any successor corporation within the meaning of the Indenture hereinafter referred to, for value received, hereby promises to pay to The Bank of New York Mellon Trust Company, N.A., as trustee (the “CIPS Trustee”) under the Indenture dated as of December 1, 1998 (as amended and supplemented, the “CIPS Indenture”), relating to the Company’s 6.70% Senior Notes Series due 2036 (the “2036 Notes”) in the aggregate principal amount of $61,500,000, between the Company and the CIPS Trustee, or registered assigns, the principal sum of $61,500,000 on June 15, 2036, in any coin or currency of the United States of America, which at the time of payment is legal tender for public and private debts, and to pay interest thereon in like coin or currency from the date of issuance (and thereafter from the dates set forth in the 2036 Notes), and at the same rate of interest as the 2036 Notes. Interest on overdue principal, premium, if any, and, to the extent permitted by law, on overdue interest, shall be payable at the interest rate payable on the 2036 Notes. Interest on this Note is payable on the same dates as interest on the 2036 Notes is paid, until the principal sum of this Note is paid in full. Pursuant to Article XVI of the CIPS Indenture, this Note is issued to the CIPS Trustee to secure any and all obligations of the Company under the 2036 Notes and any other series of senior notes from time to time outstanding under the CIPS Indenture. Payment of principal of, or premium, if any, or interest on, the 2036 Notes shall constitute payments on this Note as further provided herein and in the Supplemental Indenture of October 1, 2010 (as hereinafter defined) pursuant to which this Note has been issued. Both the principal of, premium, if any, and the interest on, this Note are payable at the office of the CIPS Trustee.

Upon any payment of the principal of, premium, if any, and interest on, all or any portion of the 2036 Notes, whether at maturity or prior to maturity by redemption or otherwise or upon provision for the payment thereof having been made in accordance with Section 5.01(a) of the CIPS Indenture, a principal amount of this Note equal to the principal amount of such 2036 Notes shall, to the extent of such payment of principal, premium, if any, and interest, be deemed paid and the obligation of the Company thereunder to make such payment shall be discharged to such extent and, in the case of the payment of principal (and premium, if any), such Notes shall be surrendered to the Company for cancellation as provided in Section 16.08 of the CIPS Indenture. The Trustee (as hereinafter defined) may at any time and all times conclusively assume that the obligation of the Company to make payments with respect to the principal of, premium, if any, and interest on, the 2036 Notes, so far as such payments at the time have become due, has been fully satisfied and discharged pursuant to the foregoing sentence unless and until the Trustee shall have received a written notice from the CIPS Trustee signed by one of its officers stating (i) that timely payment of principal of, premium, if any, or interest on, the 2036 Notes has not been made, (ii) that the Company is in arrears as to the payments required to be made by it to the CIPS Trustee pursuant to the CIPS Indenture, and (iii) the amount of the arrearage.

For purposes of Section 16.09 of the CIPS Indenture, this Note shall be deemed to be the “Related Series of IP Senior Notes” in respect of the 2036 Notes.

This Note shall not be entitled to any benefit under the Indenture or any indenture supplemental thereto, or become valid or obligatory for any purpose, until the form of certificate endorsed hereon shall have been signed by or on behalf of The Bank of New York Mellon Trust Company, N.A. as the trustee under the Indenture, or a successor trustee thereto under the Indenture (the “Trustee”).

The provisions of this Note are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

IN WITNESS WHEREOF, Ameren Illinois Company has caused this instrument to be duly executed.

AMEREN ILLINOIS COMPANY

By:
Name:
Title:

ATTEST:

By:
Name:
Title:

[FORM OF TRUSTEE’S CERTIFICATE OF AUTHENTICATION]

This Note is one of the Notes of the series herein designated, described or provided for in the within-mentioned Indenture and the Supplemental Indenture dated as of October 1, 2010.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

as Trustee,

By:

AUTHORIZED SIGNATORY

Dated:

[FORM OF REVERSE OF NOTE]

This Note is one of a duly authorized issue of notes issued and to be issued under an Indenture dated as of June 1, 2006 between the Illinois Power Company (now the Company) and The Bank of New York Mellon Trust Company N.A. (the “Trustee”, which term includes any successor Trustee under the Indenture) and all indentures supplemental thereto (collectively, the “Indenture”). This Note is one of a series designated as the Series CIPS-CC Notes of the Company, unlimited in aggregate principal amount, issued under and secured by the Indenture and described in the Supplemental Indenture dated as of October 1, 2010 (the “Supplemental Indenture of October 1, 2010” ), between the Company and the Trustee, supplemental to the Indenture. Under the Indenture, one or more series of notes may be issued and, as used herein, the term “Notes” refers to the Notes of this series. Reference is hereby made to the Indenture for a more complete statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Noteholders and of the terms upon which the Notes are and are to be authenticated and delivered.

The Notes will be secured by mortgage bonds (the “Senior Note Mortgage Bonds”) delivered by the Company to the Trustee for the benefit of the Holders of the Notes, issued under the General Mortgage Indenture and Deed of Trust, dated as of November 1, 1992 between the Illinois Power Company (now the Company) and The Bank of New York Mellon Trust Company, N.A., as successor trustee (the “Mortgage Trustee”), as supplemented and modified (collectively, the “Mortgage”). Reference is made to the Mortgage and the Indenture for a description of the rights of the Trustee as holder of the Senior Note Mortgage Bonds, the property mortgaged and pledged, the nature and extent of the security and the rights of the holders of mortgage bonds, under the Mortgage and the rights of the Company and of the Mortgage Trustee in respect thereof, the duties and immunities of the Mortgage Trustee and the terms and conditions upon which the Senior Note Mortgage Bonds are secured and the circumstances under which additional mortgage bonds may be issued.

This Series CIPS-CC Note is subject to redemption in accordance with the terms of Article X of the Supplemental Indenture of October 1, 2010.

This Note shall be governed by, and construed in accordance with, the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of said State without regard to conflicts of law principles thereof.

In case an Event of Default, as defined in the Indenture, shall occur, the principal of all Notes at any such time outstanding under the Indenture may be declared or may become due and payable, upon the conditions and in the manner and with the effect provided in the Indenture. The Indenture provides that such declaration may be rescinded under certain circumstances.

ARTICLE X

REDEMPTION

Section 10.1 The Series CIPS-CC Notes are not redeemable except on the date, in the principal amount and for the redemption price that correspond to the redemption date for, the principal amount to be redeemed of, and the redemption price for, the 2036 Notes, and except as set forth in Section 2 of this Article.

In the event that the Company redeems any 2036 Notes prior to maturity in accordance with the provisions of the CIPS Indenture, the CIPS Trustee shall on the same date deliver to the Company the Series CIPS-CC Notes in principal amount corresponding to the 2036 Notes so redeemed, as provided in Section 16.08 of the CIPS Indenture. The Company agrees to give the Trustee notice of any such redemption of the 2036 Notes on or before the date fixed for any such redemption.

Section 10.2 Upon the occurrence of an Event of Default under the CIPS Indenture (as defined therein) and the acceleration of the 2036 Notes, the Series CIPS-CC Notes shall be redeemable in whole upon receipt by the Trustee (with a copy to the Company) of a written demand (hereinafter called a “2036 Redemption Demand”) from the CIPS Trustee stating that there has occurred under the CIPS Indenture both an Event of Default and a declaration of acceleration of payment of principal, accrued interest and premium, if any, on the 2036 Notes specifying the last date to which interest on such 2036 Notes has been paid (such date being hereinafter referred to as the “2036 Initial Interest Accrual Date”) and demanding redemption of the Series CIPS-CC Notes. The Company waives any right it may have to prior notice of such redemption under the Indenture. Upon surrender of the Series CIPS-CC Notes by the CIPS Trustee to the Trustee, the Series CIPS-CC Notes shall be redeemed at a redemption price equal to the principal amount thereof plus accrued interest thereon from the 2036 Initial Interest Accrual Date to the redemption date; provided, however, that in the event of a rescission or annulment of acceleration of the 2036 Notes pursuant to the last paragraph of Section 8.01(a) of the CIPS Indenture, then any 2036 Redemption Demand shall thereby be deemed to be rescinded by the CIPS Trustee although no such rescission or annulment shall extend to or affect any subsequent default or impair any right consequent thereon.

ARTICLE XI

ISSUE OF THE SERIES CIPS-CC NOTES

Section 11.1 The Company hereby exercises the right to obtain the authentication of $61,500,000 principal amount of additional Notes pursuant to the terms of Section 2.05 of the Indenture, all of which shall be Series CIPS-CC Notes. The principal amount of the Series CIPS-CC Notes outstanding from time to time shall always be equal to the principal amount of the 2036 Notes which are outstanding from time to time under the CIPS Indenture and to the extent the CIPS Trustee holds Series CIPS-CC Notes in excess of such principal amount, such Series CIPS-CC Notes shall be deemed cancelled and retired and no longer outstanding under the Indenture.

Section 11.2 For purposes of Section 16.09 of the CIPS Indenture, the Series CIPS-CC Notes shall be deemed to be the “Related Series of IP Senior Notes” in respect of the 2036 Notes.

ARTICLE XII

MISCELLANEOUS

Section 12.1 Parties. Nothing expressed or mentioned herein is intended or shall be construed to give any Person, other than the Holders and the Trustee, any legal or equitable right, remedy or claim under or in respect of this Supplemental Indenture or the Indenture or any provision herein or therein contained.

Section 12.2 Governing Law. This Supplemental Indenture shall be governed by and deemed to be a contract under, and construed in accordance with, the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of said State without regard to conflicts of law principles thereof.

Section 12.3 Ratification of Indenture; This Supplemental Indenture Part of Indenture. Except as expressly supplemented hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions, and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby.

Section 12.4 Multiple Originals. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them shall represent the same agreement.

Section 12.5 Headings. The headings of the Articles and Sections of this Supplemental Indenture have been inserted for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.

Section 12.6 Trustee. The Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture. The recitals and statements herein are deemed to be those of the Company and not of the Trustee.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first written above.

Ameren Illinois Company

By:	/s/ Martin J. Lyons, Jr.
	Name:	Martin J. Lyons, Jr.
	Title:	Senior Vice President and Chief Financial Officer

The Bank of New York Mellon Trust Company, N.A., as Trustee

By:	/s/ J. Bartolini
	Name:	J. Bartolini
	Title:	Vice President